                                                                   EXHIBIT 10.20

                              WAIVER AND CONSENT
                                      to
              Second Amended and Restated Master Shelf Agreement
                         (Western Gas Resources, Inc.)

     This WAIVER AND CONSENT (this "Consent") is entered into as of November 22, 2000, by and among Western Gas Resources, Inc., a Delaware corporation (the "Company"), and The Prudential Insurance Company of America and Pruco Life Insurance Company (together, "Prudential").

                            PRELIMINARY STATEMENTS

     1. The Company and Prudential entered into a Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective January 31,
1996), as amended by Letter Amendment No. 1 dated November 21, 1997, Letter Amendment No. 2 dated March 31, 1999, Limited Waiver, Consent, Release and Amendment No. 3 dated June 1, 1999 and Amendment No. 4 dated August 25, 2000 (as amended, the "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Agreement, as amended hereby.

     2. The Company is the sole shareholder of Pinnacle Gas Treating, Inc., a Texas corporation ("PGT").

     3. The Company's board of directors has approved the sale of all of the issued and outstanding common stock of PGT for approximately $38,000,000 (the "PGT Stock Sale").

     4. In order to secure the Obligations (as defined in the hereinafter defined PGT Guaranty), including the obligations of the Company under the Notes and the Agreement, the Company caused PGT to execute and deliver to Prudential a Guaranty in favor of Prudential together with all subsequent holders of the Obligations (the "PGT Guaranty").

     5. In order to secure the Secured Obligations (as defined in the Pledge Agreement), including the obligations of the Company under the Notes and the Agreement, the Company executed and delivered the Pledge Agreement pursuant to which the Company pledged and granted a security interest to Prudential in, among other things, the common stock of PGT.

     6. The Company and PGT have requested that Prudential (i) terminate the PGT Guaranty and otherwise grant a general release of PGT under the PGT Guaranty and any other obligations and liabilities arising under all documents and agreements delivered pursuant to the PGT Guaranty or in connection therewith and
(ii) release Prudential's security interest in the shares of capital stock of PGT under the Pledge Agreement (the "Release").

     7. Prudential is willing to grant the Release, subject to the condition that the lenders parties to the NCNB Agreement grant a similar release of the guaranty provided by PGT to such lenders parties to the NCNB Agreement and NCNB and the respective security interests of such lenders parties to the NCNB Agreement and NCNB in shares of common stock of PGT.

     8. Prudential is the holder of 100 % of the outstanding principal amount of the Notes issued under the Agreement.

     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Release and Waiver.
                 -------------------

     (a) Consent and Release of PGT.  Effective as of the PGT Effective Date,
         ---------------------------
     Prudential hereby (i) releases and discharges PGT and its successors and assigns from all obligations and liabilities under the PGT Guaranty and all documents and agreements delivered pursuant to the PGT Guaranty or in connection therewith and further hereby terminates the PGT Guaranty and (ii) releases and discharges 1,000 shares of common stock of PGT from the liens and security interests granted by the Company pursuant to the Pledge Agreement automatically and without further action by any party.

     (b)  Waiver.  Prudential hereby waives any Default or Event of Default
          -------
     arising under either clause (xvii) or clause (xviii) of paragraph 7A of the Agreement to the extent that any such Default or Event of Default may be deemed to have arisen out of the releases provided for in this Section 1.

     (c)  Delivery of Release Documents.  On the PGT Effective Date, Prudential
          ------------------------------
     shall execute and deliver to the Company (i) a document evidencing the termination of the PGT Guaranty and the Release and (ii) an instruction to NCNB as bailee to return to the Company all stock certificates issued by PGT which NCNB possesses under the Pledge Agreement as bailee for Prudential. The Company hereby agrees to deliver to Prudential, within 30 days after the PGT Stock Sale, an amendment to the Intercreditor Agreement duly executed by the parties thereto confirming the matters described in
     Section 3.

     SECTION 2.   Amendment to Pledge Agreement.  Exhibit B of the Pledge
                  ------------------------------
Agreement is hereby deleted and replaced with Exhibit B attached hereto.

     SECTION 3.   Conditions of Effectiveness. T his Consent shall become
                  ----------------------------
effective as of the date (the "PGT Effective Date") when

                  (a)      Prudential shall have received all of the following:

                  (i)  duly executed counterparts of this Consent;

                              (ii) copies of a waiver and consent to the NCNB Agreement in similar form and substance to this Consent certified as true and correct copies by the Company;

                  (iii) the consent attached hereto, duly executed by each Guarantor except PGT;

                  (iv) a certificate of a duly authorized officer of the Company dated the date of this Consent certifying: (i) that all of the representations and warranties set forth in Section 4 hereof are true and correct at and as of the time of such effectiveness; and (ii) as to such other corporate matters as Prudential shall deem necessary; and

                  (v) payment of $1,400 to compensate Prudential for its allocable overhead for in-house legal support.

                  (b)      PGT Effective Date. The Company shall advise
                           -------------------
          Prudential that the PGT Stock Sale has been consummated and Prudential shall have received evidence satisfactory to Prudential, in its sole and absolute discretion, that each other Person then a party to the Intercreditor Agreement has released its guaranty from PGT and lien and security interest in the common stock of PGT.

     SECTION 4.  Representations and Warranties of Company.   As an inducement
                 ------------------------------------------
to Prudential to enter into this Consent, the Company represents and warrants as follows:

     (a)  Representations.  The representations and warranties contained in
          ----------------
     paragraph 8 of the Agreement are true and correct at and as of the time of the effectiveness hereof (except as such representations and warranties have been modified by the transactions contemplated herein).

     (b)  No Material Adverse Change.  Except as previously disclosed to
          ---------------------------
     Prudential in writing, there has been no material adverse change in the business, property or assets, condition (financial or otherwise) or operations of the Company and its Subsidiaries taken as a whole since December 31, 1999.

     (c) No Event of Default or Default.  As of the date of this Amendment, no
         -------------------------------
     Event of Default or Default exists.


     SECTION 5.  Miscellaneous.
                 --------------

     (a) Except as specifically amended herein, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     b) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Prudential, nor constitute a waiver of any provision of the Agreement, the Notes, the Guaranties, the Pledge Agreement or any other document, instrument or agreement executed and delivered in connection with the Agreement.

     (c) The Company confirms its agreement, pursuant to paragraph 11 B of the Agreement, to pay promptly all expenses of Prudential related to this Consent and all matters contemplated hereby.

     (d) GOVERNING LAW.  THIS CONSENT SHALL BE CONSTRUED AND ENFORCED IN
         --------------
     ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

     (e) This Consent may be executed in counterparts (including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Consent may be made by telecopy of a duly executed counterpart copy hereof.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Consent as of the day and year first above written.

                                      WESTERN GAS RESOURCES, INC.

                                      By: _____________________________________
                                      Name:  William J. Krysiak,
                                             Vice President-Finance


THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By: ________________________________
Name:
Title:  Vice President

PRUCO LIFE INSURANCE COMPANY

By: ________________________________
Name:
Title:  Vice President

                                                                       EXHIBIT B

                                    ISSUERS
                                    -------

CORPORATIONS
Issuer                               CERTIFICATE NO      NO. OF SHARES     CLASS
--------------------------------------------------------------------------------

MIGC, Inc.                                 3             100,000 common

Western Gas Resources -Texas, Inc.         3                 990 common

Western Gas Resources -Texas, Inc.         4                  10 common

Mountain Gas Resources, Inc.               A-3         1,000,834 common

Western Power Services, Inc.               1               1,000 common

Lance Oil & Gas Company, Inc.              1               1,000 common



LIMITED LIABILITY COMPANIES

Issuer                        Membership Interest
-------------------------------------------------

Western Gas Wyoming, L.L.C.           100%

                         CONSENT TO WAIVER AND CONSENT

     Each of the undersigned is a Guarantor ("Guarantor" and, collectively, "Guarantors") under separate guaranties (each being a "Guaranty") in favor of The Prudential Insurance Company of America and Pruco Life Insurance Company (together, "Prudential") with respect to the obligations of Western Gas Resources, Inc. (the "Company") under that certain Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective as of January 31, 1996) as amended by Letter Amendment No. 1 dated November 21, 1997, Letter Amendment No. 2 dated March 31, 1999, Limited Waiver, Consent, Release and Amendment No. 3 dated June 1, 1999 and Amendment No. 4 dated August 25, 2000 (as amended, the 'Agreement"). Prudential and the Company are entering into that certain Waiver and Consent, dated as of November 22, 2000 (the "Waiver and Consent"). Each of the undersigned hereby consents to the Amendment and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all references in the Guaranty of the undersigned to the "Agreement," "thereunder," "thereof," or words of like import referring to the Agreement shall mean the Agreement as amended by the Waiver and Consent, as the same may be further amended or modified from time to time.

Dated as of November 22, 2000.

LANCE OIL & GAS COMPANY, INC.
MGTC, INC.
MIGC, INC.
MOUNTAIN GAS RESOURCES, INC.
WESTERN GAS RESOURCES-TEXAS, INC.
WESTERN GAS WYOMING, L.L.C.


By: _________________________________
Name:   William J. Krysiak, as Vice President-
        Finance of each of the above-named companies.